Exhibit 10.7(a)

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of December 11, 2014 (this “Amendment”), is by and between (i) NEXTERA ENERGY CANADA PARTNERS HOLDINGS, ULC, an unlimited liability company organized and existing under the laws of the Province of British Columbia (“Canadian Holdings”) and NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, a Delaware limited liability company (“US Holdings”, and together with Canadian Holdings, the “Borrowers”), (ii) NEXTERA ENERGY OPERATING PARTNERS, LP, a Delaware limited partnership (“OpCo” or, the “Guarantor”) (iii) the lending institutions that are parties hereto as Lenders (as defined below), (iv) BANK OF AMERICA, N.A., acting in its capacity as administrative agent and collateral agent for the Lenders (the “Agent”), and (v) BANK OF AMERICA, N.A. (CANADA BRANCH), acting in its capacity as Canadian agent for the Lenders (the “Canadian Agent” and, together with the Agent, the “Agents”) (the Borrowers, the Guarantor, the Lenders and the Agents are hereinafter sometimes collectively referred to as the “Parties” and individually as a “Party”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the Guarantor, the Lenders parties thereto and the Agent entered into a Revolving Credit Agreement, dated as of July 1, 2014 (the “Agreement”), pursuant to which the Lenders agreed to make loans to the Borrowers and to provide for the issuance of letters of credit for the account of the Borrowers in the maximum aggregate principal amount of TWO HUNDRED FIFTY MILLION AND NO/100 UNITED STATES DOLLARS (US$250,000,000.00) for the general corporate purposes of the Borrowers; and
WHEREAS, the Borrowers have requested that the Lenders agree to correct certain scrivenor’s errors, which the Lenders have agreed so to do on the terms, and subject to the conditions of this Amendment;
NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Definitions and Rules of Interpretation.
Section 1.1.    Defined Terms. Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Agreement.
Section 1.2.    Rules of Interpretation. Except as otherwise expressly provided herein, the rules of interpretation set forth in the Agreement shall apply to this Amendment.
Section 2.    Specific Amendments to the Agreement
Section 2.1. Section 6.11(b) of the Agreement shall be amended to replace the words “Canadian Holders” with the words “Canadian Holdings” where the same appears.
Section 2.2. Each reference in the definition of “Applicable Rate,” the definition of “Compliance Certificate,” Section 6.16(g)(iii), Section 6.16(i) and the first full paragraph following clause (l) in Section 8.01 of the Agreement to “Section 6.04(a) or (b)” or to “Section 6.04(a) or Section 6.04(b)” shall be amended to refer instead to “Section 6.04(a), (b) or (c).”

Section 3.    Representations. Each of the Borrowers and the Guarantor hereby represent and warrant to the Lenders as follows:
(a)    that each of them has full right, power and authority to make, deliver and perform this Amendment; and

(b)    after giving effect to the provisions of this Amendment, no Default or Event of Default will have occurred and be continuing.

Section 4.    Amendment Effective Date. Upon the execution of this Amendment by the Borrowers, the Guarantor and the Majority Lenders, this Amendment shall be deemed to be effective and the Agreement shall be amended, all as set forth above, and all as of the date hereof.

Section 5.     Effect on Original Terms. The Borrowers, the Guarantor and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Amendment, all terms of the Agreement shall remain unmodified and shall continue in full force and effect from and as of the Amendment Effective Date.

Section 6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard for the principles of conflicts of laws thereunder (other than §5-1401 of the New York General Obligations Law).

Section 7.    Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO ENTER INTO THIS AMENDMENT.

Section 8.    Miscellaneous. This Amendment shall be binding upon and inure to the benefit of each of the Borrowers, the Guarantor, the Lenders and the Agents and their respective successors and permitted assigns. This Amendment may be executed in any number of counterparts, with each counterpart constituting an original, but altogether constituting but one and the same instrument. Except as expressly amended hereby, all terms and conditions contained in the Agreement, as amended by this Amendment, shall remain unchanged and in full force and effect in accordance with its terms.

Section 9.    Severability. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, but this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

*                    *                    *

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

NEXTERA ENERGY OPERATING PARTNERS, LP, as Guarantor

By:	NEXTERA ENERGY OPERATING PARTNERS GP, LLC, its General Partner

By:	PAUL CUTLER
Paul I. Cutler
Treasurer

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Paul I. Cutler, to me known and known to me, who, being by me first duly sworn, declared that he is the Treasurer of NEXTERA ENERGY OPERATING PARTNERS GP, LLC, as General Partner of NEXTERA ENERGY OPERATING PARTNERS, LP, that being duly authorized he did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at __________, this 10 day of December, 2014.

ROBIN ASSA NOTARY PUBLIC, State of New York No. 01AS6166570 Qualified in Kings County Commission Expires May 21, 2015
ROBIN ASSA
Notary Public
My Commission Expires: 5/21/2015

NEXTERA ENERGY CANADA PARTNERS HOLDINGS, ULC, as Borrower

By:	PAUL CUTLER
Paul I. Cutler
Treasurer

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Paul I. Cutler, to me known and known to me, who, being by me first duly sworn, declared that he is the Treasurer of NEXTERA ENERGY CANADA PARTNERS HOLDINGS, ULC, that being duly authorized he did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at __________, this 10 day of December, 2014.

ROBIN ASSA
Notary Public

My Commission Expires: 5/21/2015

ROBIN ASSA NOTARY PUBLIC, State of New York No. 01AS6166570 Qualified in Kings County Commission Expires May 21, 2015

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, as Borrower

By:	PAUL CUTLER
Paul I. Cutler
Treasurer

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Paul I. Cutler, to me known and known to me, who, being by me first duly sworn, declared that he is the Treasurer of NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, that being duly authorized he did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at __________, this 10 day of December, 2014.

ROBIN ASSA NOTARY PUBLIC, State of New York No. 01AS6166570 Qualified in Kings County Commission Expires May 21, 2015
ROBIN ASSA
Notary Public
My Commission Expires: 5/21/2015

BANK OF AMERICA, N.A., as the Agent

By:	HENRY C. PENNELL
Name: Henry C. Pennell
Title: Vice President

STATE OF TEXAS	)
	)	ss.
COUNTY OF DALLAS	)
Personally appeared before me, the undersigned, a Notary Public in and for said County, Henry C. Pennell, to me known and known to me, who, being by me first duly sworn, declared that he is a Vice President of BANK OF AMERICA, N.A., that being duly authorized they did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Dallas, Texas, this 4th day of day of December, 2014.

DEWAYNE D. ROSSE
Notary Public

My Commission Expires: 04-30-2018

DEWAYNE D. ROSSE Notary Public STATE OF TEXAS My comm. Exp. 04-30-18

BANK OF AMERICA, N.A. (CANADA BRANCH), as the Canadian Agent

By:	MEDINA SALES de ANDRADE
Name:	Medina Sales de Andrade
Title:	Vice President

PROVINCE OF ONTARIO	)
	)	ss.
COUNTY OF YORK	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Medina Sales de Andrade, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Vice President of BANK OF AMERICA, N.A. (CANADA BRANCH), that being duly authorized they did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Ontario, this 3rd day of day of December, 2014.

MMR
Notary Public

My Commission Expires: N/A

BANK OF AMERICA, N.A., as Lender and Issuing Bank

By:	JERRY WELLS
Name:	Jerry Wells
Title:	Vice President

STATE OF NORTH CAROLINA	)
	)	ss.
COUNTY OF MECKLENBURG	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Jerry Wells, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Vice President of BANK OF AMERICA, N.A., that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Charlotte, NC, this 3 day of day of December, 2014.

KATHLEEN MARIE ISELY
Notary Public

My Commission Expires: June 29, 2015

BANK OF AMERICA, N.A. (CANADA BRANCH), as Lender

By:	MEDINA SALES de ANDRADE
Name:	Medina Sales de Andrade
Title:	Vice President

PROVINCE OF ONTARIO	)
	)	ss.
COUNTY OF YORK	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Medina Sales de Andrade, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Vice President of BANK OF AMERICA, N.A. (CANADA BRANCH), that being duly authorized they did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Ontario, this 3rd day of day of December, 2014.

MMR
Notary Public

My Commission Expires: N/A

GOLDMAN SACHS BANK USA, as Lender

By:	MICHELLE LATZONI
Name:	Michelle Latzoni
Title:	Authorized Signatory

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, New York, to me known and known to me, who, being by me first duly sworn, declared that he/she is Michelle Latzoni of GOLDMAN SACHS BANK USA, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at 3:35 pm, this 9th day of day of December, 2014.

CARMEN B. CUEVAS
Notary Public

My Commission Expires: 9/25/18

Carmen B. Cuevas Notary Public, State of New York NO 01CU6153189 Qualified in New York County Certificate Filed in New York Commission Expires September 25, 2018

MORGAN STANLEY BANK, N.A., as Lender

By:	DMITRIY BARSKIY
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Dmitriy Barskiy, to me known and known to me, who, being by me first duly sworn, declared that he/she is an Authorized Signatory of MORGAN STANLEY BANK, N.A., that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at New York, this 5 day of day of December, 2014.

LOUISE RUSSO CHIN
Notary Public

My Commission Expires: 2/13/18

LOUISE RUSSO CHIN Notary Public, State of New York NO 01CU6140932 Qualified in Queens County Term Expires Feb 13, 2018

BARCLAYS BANK PLC, as Lender

By:	MAY HUANG
Name:	May Huang
Title:	Assistant Vice President

STATE OF NEW YORK	)
	)	ss.
COUNTY OF KINGS	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, May Huang, to me known and known to me, who, being by me first duly sworn, declared that he/she is an AVP of BARCLAYS BANK PLC, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at 745 7th Avenue, New York, NY , this 4th day of day of December, 2014.

SABINE MITTON
Notary Public

My Commission Expires:

SABINE MITTON Notary Public, State of New York NO 01M15034021 Qualified in Kings County Commission Expires October 3, 2018

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	CHRISTOPHER DAY
Name:	Christopher Day
Title:	Authorized Signatory

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Christopher Day and Remy Riester, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Authorized Signatories of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at New York, this 8th day of day of December, 2014.

MARJORIE E. BULL
Notary Public

My Commission Expires:

MARJORIE E. BULL Notary Public, State of New York NO 01BU6055282 Qualified in New York County Commission Expires February 20, 2015

KEY BANK NATIONAL ASSOCIATION, as Lender

By:	SUKANYA V. RAJ
Name:	Sukanya V. Raj
Title:	Senior Vice President

STATE OF OHIO	)
	)	ss.
COUNTY OF CUYAHOGA	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Sukanya V. Raj, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Sr. VP of KEY BANK NATIONAL ASSOCIATION, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Cleveland, OH, this 9th day of day of Dec., 2014.

IRENE L. WESTON
Notary Public

My Commission Expires: 4-8-2018

IRENE L. WESTON Notary Public State of Ohio My Commission Expires 4-8-2018

ROYAL BANK OF CANADA, as Lender

By:	FRANK LAMBRINOS
Name:	Frank Lambrinos
Title:	Authorized Signatory

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Frank Lambrinos, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Aughorized Signatory of ROYAL BANK OF CANADA, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at New York, NY, this 9th day of day of December, 2014.

LAUREL A. NICHOLS
Notary Public

My Commission Expires:

LAUREL A. NICHOLS Notary Public, State of New York NO 60-4977608 Qualified in Westchester County Certificate Filed New York County Commission Expires February 11, 2015

UBS AG, Stamford Branch, as Lender

By:	LANA GIFAS
Name:	Lana Gifas
Title:	Director

By:	HOUSSEM DALY
Name:	Houssem Daly
Title:	Associate Director

STATE OF CONNECTICUT	)
	)	ss.
COUNTY OF FAIRFIELD	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Lana Gifas and Houssem Daly, to me known and known to me, who, being by me first duly sworn, declared that they are the Director and Associate Director, respectively, of UBS AG, Stamford Branch, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Stamford, CT, this 4th day of day of December, 2014.

JUDIT MATUZ
Notary Public

My Commission Expires: 6/30/2016

JUDIT MATUZ NOTARY PUBLIC State of Connecticut My Commission Expires June 30, 2016

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	NICK SCHMIESING
Name:	Nick Schmiesing
Title:	Vice President

STATE OF NORTH CAROLINA	)
	)	ss.
COUNTY OF CABARRUS	)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Mecklenburg, to me known and known to me, who, being by me first duly sworn, declared that he/she is a VP of WELLS FARGO BANK, NATIONAL ASSOCIATION, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at 1:48 pm, this 4th day of day of December, 2014.

ERIK M. JONES
Notary Public

My Commission Expires: 11/2/2019

ERIK M. JONES NOTARY PUBLIC Cabarrus County, NC My Commission Expires 11/2/2019